Exhibit 99.1

Contact: Liz Harris

Vice President, Communications

Phone: 502-636-4474

Liz@kyderby.com

FOR IMMEDIATE RELEASE

CHURCHILL DOWNS INCORPORATED TO ACQUIRE

HARLOW’S CASINO RESORT & HOTEL

LOUISVILLE, Ky. (Sept. 13, 2010) - Churchill Downs Incorporated (“CDI”), (NASDAQ: CHDN) announced today that it has entered into a definitive purchase agreement to acquire Harlow’s Casino Resort & Hotel (“Harlow’s”), in Greenville, MS, in a transaction valued at approximately $138 million. Under the terms of the agreement, CDI will pay the purchase price in cash, which is expected to be funded from available cash on hand and CDI’s revolving credit facility. The transaction is subject to receipt of all required regulatory approvals, including CDI securing a gaming license in Mississippi, and other usual and customary closing conditions. Closing is expected to occur in the next 3-6 months.

Harlow’s was constructed in 2006 and 2007 and opened in November 2007. It is currently owned by affiliates of private investment groups Levine Leichtman Capital Partners, Inc. and Oak Hill Advisors, L.P., and private investor, Jess M. Ravich (collectively, the “Sellers”).

The casino resort and hotel are located on approximately 69 acres of leased land adjacent to the Mississippi River at the base of the new $336 million U.S. Highway 82 Bridge that opened in August 2010. Harlow’s features a 33,000 square foot gaming floor with 841 Class III slot machines, 23 table games and a poker room; a five-story, 105-room attached hotel; a 2,600-seat entertainment center; and three separate dining areas. Further information about Harlow’s can be found at www.harlowscasino.com.

For the twelve months ending July 31, 2010, Harlow’s recorded $50.4 million in revenue (net of Mississippi gaming taxes and free play). The acquisition is expected to be accretive to CDI’s reported earnings per share in the twelve months immediately following closing of the transaction in the amount of $0.27 to $0.31 per share.

“With the acquisition of Harlow’s, we continue our diversification strategy across our racing, gaming and online business units,” said CDI President and Chief Executive Officer Robert L. Evans. “The key determinants of our decision to acquire Harlow’s were further strategic business and geographic diversification, the appeal of Mississippi as a business and gaming location, an attractive valuation, multiple paths to future growth, and the performance of Harlow’s outstanding team of approximately 400 employees who we look forward to welcoming to the Churchill Downs family.”

Sidley Austin LLP is acting as legal advisor to CDI in this transaction. Bingham McCutchen LLP is acting as legal advisor and Houlihan Lokey is acting as financial advisor to the Sellers in this matter.

Churchill Downs Incorporated (“CDI”), headquartered in Louisville, Ky., owns and operates four world renowned Thoroughbred racing facilities: Arlington Park in Illinois, Calder Casino and Race Course in Florida, Churchill Downs Race Track in Kentucky and Fair Grounds Race Course & Slots in Louisiana. CDI operates slot and gaming operations in Louisiana and Florida. CDI tracks are host to North America’s most prestigious races, including the Arlington Million, the Kentucky Derby and the Kentucky Oaks, the Louisiana Derby and the Princess Rooney, along with hosting the Breeders’ Cup World Championships for a record seventh time on Nov. 5-6, 2010 and eighth time on Nov. 4-5, 2011. CDI also owns off-track betting facilities, TwinSpires.com and other advance-deposit wagering providers, United Tote, television production, telecommunications and racing service companies such as BRIS and a 50-percent interest in the national cable and satellite network, HorseRacing TV, which supports CDI’s network of simulcasting and racing operations. CDI’s Churchill Downs Entertainment Group produces the HullabaLOU Music Festival and ‘Fork, Cork & Style’. CDI trades on the NASDAQ Global Select Market under the symbol CHDN and can be found at www.ChurchillDownsIncorporated.com.

Levine Leichtman Capital Partners, Inc. (“LLCP”) is an independent investment firm that invests in middle market companies located in the United States. LLCP manages approximately $5 billion of institutional capital on behalf of itself and its worldwide network of investors. Established in California in 1984, the firm has expanded geographically with offices in Los Angeles, Dallas, Chicago, and New York. The firm has a proven business philosophy of investing along side entrepreneurs who believe in their company’s growth and want substantial equity ownership. These investors include state and corporate pension plans, insurance companies, fund of funds, family offices, foundations and endowments.

Oak Hill Advisors, L.P. is a leading independent investment firm specializing in leveraged loans, high yield bonds, distressed securities, structured products and turnaround private equity opportunities. The firm’s investment opportunities are focused in the North American and European markets. With approximately $12.6 billion of committed capital, Oak Hill Advisors manages credit hedge funds, distressed funds, long-only funds and other specialty credit funds. The firm employs a fundamental value-oriented strategy focused on credit analysis, relative value and active risk management that has been in place for nearly two decades. The firm’s investors are global and include pension funds, sovereign wealth funds, insurance companies, foundations, endowments, fund of funds and family offices.

Information set forth in this press release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, on-line gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks, costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Florida, Illinois or Louisiana law that impact revenues of racing operations in those states; the presence of wagering facilities of Indiana racetracks near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemens’ groups to interstate simulcasting; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; our ability to integrate Harlow’s and other businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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